United States Commodity Index Funds Trust United States Commodity Index Fund Monthly Account Statement For the Month Ended July 31, 2012	Exhibit 99.1

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$9,271,884
Unrealized Gain (Loss) on Market Value of Futures	16,960,747
Unrealized Gain (Loss) on Foreign Currency Translations	6
Interest Income	24,063
ETF Transaction Fees	1,400
Total Income (Loss)	$26,258,100

Expenses
Management Fees	$333,957
Legal Fees	37,828
Tax Reporting Fees	35,838
Brokerage Commissions	31,241
Non-interested Directors' Fees and Expenses	3,560
Prepaid Insurance Expense	2,203
Total Expenses	$444,627
Net Income (Loss)	$25,813,473

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 7/1/12	$391,059,242
Additions (250,000 Units)	15,040,464
Net Income (Loss)	25,813,473

Net Asset Value End of Month	$431,913,179
Net Asset Value Per Unit (7,050,000 Units)	$61.26

United States Commodity Index Funds Trust United States Copper Index Fund Monthly Account Statement For the Month Ended July 31, 2012	Exhibit 99.1

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$58,087
Unrealized Gain (Loss) on Market Value of Futures	(94,200)
Interest Income	179
ETF Transaction Fees	1,350
Total Income (Loss)	$(34,584)

Expenses
Management Fees	$1,401
Brokerage Commissions	237
Non-interested Directors' Fees and Expenses	22
Prepaid Insurance Expense	15
Other Expenses	7,219
Total Expenses	8,894
Expense Waiver	(6,896)
Net Expenses	$1,998
Net Income (Loss)	$(36,582)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 7/1/12	$2,458,201
Additions (50,000 Units)	1,224,882
Withdrawals (50,000 Units)	(1,240,510)
Net Income (Loss)	(36,582)

Net Asset Value End of Month	$2,405,991
Net Asset Value Per Unit (100,000 Units)	$24.06

United States Commodity Index Funds Trust United States Agriculture Index Fund Monthly Account Statement For the Month Ended July 31, 2012	Exhibit 99.1

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$437,450
Realized Trading Gain (Loss) on Foreign Currency Transactions	(9)
Realized Trading Gain (Loss) on Short-Term Investments	(2)
Unrealized Gain (Loss) on Market Value of Futures	(113,911)
Unrealized Gain (Loss) on Foreign Currency Translations	205
Interest Income	186
ETF Transaction Fees	2,350
Total Income (Loss)	$326,269

Expenses
Management Fees	$2,444
Brokerage Commissions	649
Non-interested Directors' Fees and Expenses	31
Other Expenses	8,525
Total Expenses	11,649
Expense Waiver	(8,067)
Net Expenses	$3,582
Net Income (Loss)	$322,687

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 7/1/12	$3,829,072
Additions (50,000 Units)	1,381,286
Withdrawals (100,000 Units)	(2,722,557)
Net Income (Loss)	322,687

Net Asset Value End of Month	$2,810,488
Net Asset Value Per Unit (100,000 Units)	$28.10

United States Commodity Index Funds Trust United States Metals Index Fund Monthly Account Statement For the Month Ended July 31, 2012	Exhibit 99.1

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(9,767)
Unrealized Gain (Loss) on Market Value of Futures	(33,581)
Interest Income	166
ETF Transaction Fees	350
Total Income (Loss)	$(42,832)

Expenses
Management Fees	$1,774
Brokerage Commissions	133
Non-interested Directors' Fees and Expenses	26
Other Expenses	8,525
Total Expenses	10,458
Expense Waiver	(8,145)
Net Expenses	$2,313
Net Income (Loss)	$(45,145)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 7/1/12	$2,470,522
Additions (50,000 Units)	1,227,317
Net Income (Loss)	(45,145)

Net Asset Value End of Month	$3,652,694
Net Asset Value Per Unit (150,040 Units)	$24.34

United States Commodity Index Funds Trust Monthly Account Statement For the Month Ended July 31, 2012	Exhibit 99.1

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$9,757,654
Realized Trading Gain (Loss) on Foreign Currency Transactions	(9)
Realized Trading Gain (Loss) on Short-Term Investments	(2)
Unrealized Gain (Loss) on Market Value of Futures	16,719,055
Unrealized Gain (Loss) on Foreign Currency Translations	211
Interest Income	24,594
ETF Transaction Fees	5,450
Total Income (Loss)	$26,506,953

Expenses
Management Fees	$339,576
Legal Fees	37,828
Tax Reporting Fees	35,838
Brokerage Commissions	32,260
Non-interested Directors' Fees and Expenses	3,639
Prepaid Insurance Expense	2,218
Other Expenses	24,269
Total Expenses	475,628
Expense Waiver	(23,108)
Net Expenses	$452,520
Net Income (Loss)	$26,054,433

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 7/1/12	$399,817,037
Additions (400,000 Units)	18,873,949
Withdrawals (150,000 Units)	(3,963,067)
Net Income (Loss)	26,054,433

Net Asset Value End of Month (7,400,040 Units)	$440,782,352

To the Unitholders of United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statements for the month ended July 31, 2012 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612